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                                                                    EXHIBIT 32.2

              SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Norman G. Haisler, Senior President-Finance and Chief Financial Officer of Blue Ridge Energy, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1. The annual report on Form 10-KSB of Blue Ridge Energy, Inc. for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

     2. The information contained in the annual report on Form 10-KSB of Blue Ridge Energy, Inc. fairly presents, in all material respects, the financial condition and results of operations of Blue Ridge Energy, Inc.

                       Date: March 26, 2004    /s/ Norman G. Haisler
                                               ---------------------
                                               Senior Vice
                                               President-Finance and
                                               Chief Financial Officer